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Exhibit 99.11

HALO Industries, Inc.
October 2001

Case #01-10000 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Oct. 2001

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH — ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP	Actual October	Budget October	Variance Fav/(Unfav)
CASH FLOW PROJECTION FOR THE WEEK ENDING
CASH RECEIPTS	23,944	23,007	936
CASH REQUIREMENTS
PRODUCT	12,282	13,855	1,572
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	(705)	(705)
SELLING EXPENSE	—	—	—
COMMISSIONS	1,534	2,297	763
WAGES	626	551	(75)
SEVERANCE	—	72	72
PAYROLL TAX	76	175	100
SALES ASST.	—	—	—
SAMPLE EXPENSE	69	31	(38)
MARKETING EXP	—	—	—
CATALOGS	38	179	141
ADVERTISING	1	61	60
AUTOMOBILE	—	2	2
TRAVEL	—	3	3
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	4	8	4
EXHIBITS & SHOWS	1	31	30
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	—	—
ROYALTY FEES/REBATES	29	135	106
RECRUITING EXPENSE	—	3	3
TELEMARKETING	—	2	2
TOTAL SELLING	2,378	3,549	1,171
G&A EXPENSES
WAGES	1,529	1,334	(196)
WAGES — SEVERANCE	157	301	144
RETENTION BONUS	27	45	19
TEMP HELP	19	30	11
SALARY — OTHER	—	—	—
PAYROLL TAXES	100	101	1
EMPLOYEE BONUS	81	—	(81)
EDUCATION/TRAINING	1	6	5
401K EXP	—	34	34
GROUP INSURANCE	—	—	—
SELF INSURANCE CLAIMS	1,106	167	(939)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	66	84	18
M&E	20	40	20
AUTO EXP	—	4	4
RENT EXPENSE	1,286	1,136	(151)
RENT ADD ON EXP	67	203	136
UTILITIES	29	94	65
R&M & CAP EX	164	51	(113)
ALARM SERVICE	26	46	19
MOVING EXP	172	50	(122)
EQUIP RENTAL	48	204	156
REAL ESTATE TAXES	—	1	1
TELEPHONE	110	173	63
TELEPHONE REPAIRS	10	8	(2)
FREIGHT HOUSE	294	60	(234)
POSTAGE	29	10	(19)
COLLECTION EXP	1	2	1
BANK/CREDIT CARD FEES	26	138	112
OFFICE EXP	15	70	54
PRINTING/STATIONARY	11	21	10
DUES & SUBS	4	15	11
DATA LINES	2	61	59
COMPUTER SUPPLIES	9	4	(5)
COMPUTER SUPPORT	17	5	(12)
OFFICE SUPPLIES	21	9	(12)
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	11	15	4
PROFESSIONAL FEES	471	370	(101)
GEN LIAB & PROPERTY	—	150	150

PUBLIC COMPANY EXPENSES	7	65	58
BUS LICENSES & FEES	68	38	(30)
USE TAX	—	1	1
TAX PENALTIES	—	13	13
SALES TAX	209	—	(209)
CONTRIBUTIONS	1	1	(1)
INTEREST	—	195	195
MISCELLANEOUS	38	38	(1)
MANAGEMENT FEE/(RECEIPT)	(950)	(950)	—
TOTAL G&A	5,304	4,440	(864)
TOTAL CASH DISBURSEMENTS	19,965	21,138	1,174
NET CASH FLOW	3,979	1,869	2,110

HALO Industries, Inc.
October 2001

Case #01-10000 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
October 31,2001

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$18,933,813	$52,251,712
Less: Returns and Allowances	—	(83)
Net Revenue	$18,933,813	$52,251,629
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	13,517,291	37,216,656
Gross Profit	5,416,522	15,034,973
OPERATING EXPENSES
Advertising	(3,343)	108,332
Auto and Truck Expenses	800	4,704
Bad Debts	17,511	255,434
Contributions
Employee Benefits Programs	384,129	693,316
Insider Compensation*	3,494,261	9,315,680
Insurance	80,984	257,838
Management Fee/Bonuses	22,827	182,920
Office Expense	33,965	148,621
Pension & Profit Sharing Plans
Repairs and Maintenance	81,330	244,124
Rent and Lease Expense	1,167,276	3,505,313
Salaries/Commission/Fees	1,331,049	4,451,843
Supplies	58,176	184,580
Taxes — Payroll	96,857	285,593
Taxes — Real Estate
Taxes — Other	90,929	167,569
Travel and Entertainment	91,957	385,901
Utilities	67,646	191,004
Other (attach schedule)	(27,611)	242,378
Total Operating Expenses Before Depreciation	6,988,744	20,625,151
Depreciation/Depletion/Amortization	440,469	1,439,554
Net Profit (Loss) Before Other Income & Expenses	(2,012,691)	(7,029,732)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(28,068)	(59,091)
Interest Expense	532,115	1,172,916
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,508,644)	(5,915,907)
REORGANIZATION ITEMS
Professional Fees	1,625,852	2,609,361
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(600)
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,625,852	2,608,761
Income Taxes	—	—
Net Profit (Loss)	$(3,134,496)	$(8,524,669)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
October 31, 2001

BREAKDOWN OF "OTHER" CATEGORYMonth	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	101,194	247,391
Marketing	—	—
Catalogs	31,091	209,790
Promotion and business development	4,319	15,632
Exhibit & show expenses	20,765	63,659
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	12,485	129,835
Recruiting expense	—	—
Telemarketing — phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	283,737	627,820
Postage and freight	143,593	480,062
Bank fees/credit card charges	84,846	297,454
Computer expenses	12,289	54,799
Public company expenses	23,442	182,164
Other	(270,720)	(679,873)
Allocation Exp	(474,652)	(1,413,571)
Total Other	(27,611)	242,378

HALO Industries, Inc.
October 2001

Case #01-10000 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
October 31, 2001

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(312,706)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	44,428,989	47,810,047
Notes Receivable	—	—
Inventories	16,865,614	12,658,204
Prepaid Expenses	6,617,847	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	191,130,098	192,206,777
TOTAL CURRENT ASSETS	$258,729,843	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	1,006,298	3,942,889
Machinery and Equipment	17,091,177	16,998,197
Furniture, Fixtures and Office Equipment	6,687,698	9,717,576
Leasehold Improvements	8,910,659	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(14,542,838)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$19,209,673	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	232,035,454	233,583,342
TOTAL OTHER ASSETS	$232,035,454	$233,583,342
TOTAL ASSETS	$509,974,970	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	591,345	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,651,874)	(11,489,445)
Wages Payable	8,035,492	8,197,012
Notes Payable
Rent/Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	43,574,950	47,213,511
TOTAL POSTPETITION LIABILITIES	$40,549,913	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	32,734,478	—
TOTAL PRE-PETITION LIABILITIES	$32,734,478	$—
TOTAL LIABILITIES	$73,284,391	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(18,714,695)	(18,714,695)
Retained Earnings — Postpetition	(35,591,911)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	20,404,189	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$436,690,576	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	$509,974,967	$513,446,909
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET - continuation sheet
October 31, 2001

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
	191,130,098	192,206,777
Other Current Assets	191,130,098	192,206,777
Other Assets
Intangible Assets	13,664,146	14,051,075
Officer advances	18,840	30,938
Sample Inventory	6,680	6,680
Marketable securities	25,000	25,000
Note receivable	(23)	(23)
CSV — Life insurance	126,341	1,202,742
Security deposits	289,341	287,341
Other assets — miscellaneous	4,227	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	232,035,454	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	2,905,025	574,217
Accounts payable — rebates receivable	(1,210,227)	(1,314,249)
Accounts payable — manual	5,141,542	9,916,853
Customer deposit	2,648,044	4,882,994
Accrued interest	141,281	4,742
Accrued WIP costs	741,449	—
Accrued expenses other	5,921,154	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	7,156,632	9,213,061
Term loans	—	—
Line of credit	19,069,340	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	52,976	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	43,574,950	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(975,620)	(1,035,620)
Cumulative translation adjustment	2,399,451	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	18,980,358	18,980,358
Adjustments to Owner Equity	20,404,189	17,654,646

HALO Industries, Inc.
October 2001

Case #01-10000 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No.01-10000
Debtor	Reporting Period: Oct. 2001

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Tax Ending Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

FORM MOR-4
(99/99)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
October 1, 2001 to October 31, 2001

DATE SUBMITTED:	9/10/2002
DATE REQUIRED:	11/19/2002
Vendor #	Payable To/ Address	Total Amount of Check
64160	Alabama Department of Revenue	$5,097.07
	Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
3839	Tax Trust Acct	$347.17
	Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725
	City of Arab	$—
	Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324
	Baldwin County	$8.16
	Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
65228	City of Birmingham	$—
	P.O. Box 10566 Birmingham, AL 35296-0001
	Cullman County	$1.29
	402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206
66096	City of Decatur	$18.47
	Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
CITYH	City of Huntsville	$17.45
	City Clerk P.O. Box 040003 Huntsville, AL. 35804
	Jefferson County	$—
	Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710
	Morgan County Sales Tax Office	$—
	PO Box 1848 Decatur, AL. 35602
65556	Colorado Department of Revenue	$2,819.00
	Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
Just Added	City & County of Denver	$1,229.59
4/1/2001	Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430

64194	Commissioner of Revenue Services	$10,709.48
	Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030
	State Tax Commission	$1,598.28
	PO Box 76 Boise, ID 83707
61177	Massachusetts Department of Revenue	$5,569.00
	P.O. Box 7039 Boston, MA 02204
63050	Minnesota Department of Revenue	$7,248.00
	Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
65295	New Jersey Sales Tax	$20,707.88
	CN-999 Trenton, NJ 08646-0999
63239	NYS Sales Tax Processing	$30,458.09
	General Post Office PO Box 1208 New York, NY 10116-1208
64193	South Carolina Tax Commission	$3,808.01
	SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
61175	Virginia Department of Taxation	$5,318.60
	Processing Services Division PO Box 1103 Richmond, VA 23208-1103
22156	State of Washington	$7,895.81
	Department of Revenue PO Box 34051 Seattle, WA 98124-1051
16090	City of Bellevue	$—
Qtrly	P.O. Box 34372 Seattle, WA 98124-1372
EFT's	NO CHECKS ARE REQUIRED	EFT's
	California Board of Equalization	$98,649.00
	Florida Dept of Revenue	$35,098.50
	Georgia Dept of Revenue	$60,108.74
	Indiana Dept of Revenue	$14,557.62
	Illinois Dept of Revenue	$26,422.00
	PA Dept of Revenue	$10,125.46
	Tennessee Department of Revenue	$12,776.00
	Texas Dept of Revenue	$57,496.45
	Wisconsin Department of Revenue	$6,914.30
14260	State of Michigan	$28,839.83
	Dept 77802 Detroit, MI 48277-0003
14259	North Carolina Department of Revenue	$15,885.72
	PO Box 25000 Raleigh, NC 27640

14259	North Carolina Department of Revenue	$522.15
	Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640
3568	Treasurer of State of Ohio	$25,959.44
	P.O. Box 16560 Columbus, OH 43266-00600
MA	City of Newton - PP tax return	366
FL	Broward Cty PP tax	2,632
FL	Osceola Cty	20

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
October 1, 2001 to October 31, 2001

DATE SUBMITTED:	9/10/2002
DATE REQUIRED:	11/19/2001
Vendor #	Payable To/ Address	Total Amount of Check
61395	Arizona Department of Revenue	$4,751.18
	PO Box 29010 Phoenix, AZ 85038
Just Added	Phoenix City Treasurer	$216.99
11/1/2000	PO Box 29690 Phoenix, AZ 85038-9690
Just Added	City of Tempe	$259.29
3/1/2001	Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618
64160	Alabama Department of Revenue	$1,399.66
	Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
3839	Tax Trust Acct.	$158.81
	Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725
Just Added	City of Arab	$—
5/1/2001	Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324
Just Added	Baldwin County	$—
5/1/2001	Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
65228	City of Birmingham	$—
	P.O. Box 10566 Birmingham, AL 35296-0001
66096	City of Decatur	$226.27
	Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
CITYH	City of Huntsville	$246.25
	City Clerk P.O. Box 040003 Huntsville, AL. 35804

Morgan	Morgan County Sales Tax Office	$39.90
	P.O. Box 1848 Decatur, AL 35602
65556	Colorado Department of Revenue	$1,266.00
	Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
Just Added	City & County of Denver	$249.91
12/1/2000	Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430
64194	Commissioner of Revenue Services	$694.53
	Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030
65735	Georgia Sales & Use Tax Division	$5,234.19
	Department of Revenue P.O. Box 105296 Atlanta, GA 30348
IIAADE	Sales/Use Processing	$1,391.92
	Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412
62370	Indiana Dept of Revenue	$7,309.24
	P.O. Box 7218 Indianapolis, IN 46207-7218
62645	Kansas Department of Revenue	$3,751.55
	Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001
65157	Kentucky State Treasurer	$1,333.18
	Revenue Cabinet Frankfort, KY 40619
5719	Department of Revenue and Taxation	$2,855.00
	PO BOX 3138 Baton Rouge, LA 70821-3138
5732	City of Baton Rouge	$1,810.55
	Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821
61177	Massachusetts Department of Revenue	$3,009.54
	P.O. Box 7039 Boston, MA 02204

64189	State of MD- Comptroller of the Treasury	$1,477.55
	Revenue Administration Division Remittance Processing Center 110 Carroll Street Annapolis, MD 21411-0001
63050	Minnesota Department of Revenue	$3,284.00
	Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
61390	Missouri Department of Revenue	$1,332.51
	Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105
63242	Office of State Tax Commissioner	$1,283.31
	State Capitol 600 East Boulevard Ave Bismark, ND 58505-0599
65295	New Jersey Sales Tax	$4,288.31
	CN-999
	Trenton, NJ 08646-0999
65099	State of New Mexico	$685.10
	Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM. 87504-5128
65215	Nevada Department of Taxation	$3,738.46
	Capitol Complex Carson City, NV 89710-0003
63239	NYS Sales Tax Processing	$16,214.69
	General Post Office PO Box 1208 New York, NY 10116-1208
64193	South Carolina Tax Commission	$3,177.16
	SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
64196	Tennessee Department of Revenue	$4,227.00
	Andrew Jackson State Office Building Nashville, TN 37242
64195	State Treasurer	$12,476.24
	John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100
61175	Virginia Department of Taxation	$2,971.67
	Processing Services Division PO Box 1103 Richmond, VA 23208-1103
64198	State of Washington	$1,646.29
	Department of Revenue PO Box 34051 Seattle, WA 98124-1051

Subtotal of checks required		$93,006.25
	EFT's - NO CHECKS REQUIRED
		EFT's
64182	Board of Equalization	$46,218.00
EFT Payment	PO Box 942879 Sacramento, CA 94279-0001

64187	Florida Dept. of Revenue	$6,408.05
EFT Payment	5050 W. Tennessee Street Tallahassee, FL 32314-6527
65156	PA Dept of Revenue	$18,838.41
EFT Payment	Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406
64945	Wisconsin Department of Revenue	$1,606.94
	Drawer Number 389 Milwaukee, WI 53293
63030	State of Michigan	$14,596.68
	Dept 77802 Detroit, MI 48277-0003
63245	North Carolina Department of Revenue	$4,628.06
	PO Box 25000 Raleigh, NC 27640
Needs Separate	North Carolina Department of Revenue	$126.83
Check	Mecklenburg Public Transportation Tax PO Box 25000 Raleigh, NC 27640
65176	Treasurer of State of Ohio	$8,220.98
	P.O. Box 16560 Columbus, OH 43266-00600
63330	Oklahoma Tax Commission	$1,058.09
	Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850

QuickLinks

October 2001 Consolidated HALO DIP
October 2001 Consolidated Statement of Operations
October 2001 Consolidated Balance Sheet
October 2001 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments